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                                                                    Exhibit 23.2

                               ARTHUR ANDERSEN LLP


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated November 18, 1996, included in WPI Group Inc.'s Annual Report on Form 10-KSB for the fiscal year ended September 29, 1996.






Boston, Massachusetts
May 29, 1997